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                                                                   EXHIBIT 10.37

September 18, 2002


3TEC Energy Corporation
700 Milam Street, Suite 1100
Houston, Texas 77002-8215
Attention: Shane Bayless,
           Vice President-Accounting

Re: Third Restated Credit Agreement among
    3TEC Energy Corporation ("3TEC")
    and Bank One, NA et al. (the "Credit Agreement")

Gentlemen:

You have requested an amendment to the Credit Agreement to extend the Maturity Date thereof, amend the procedure for determining the Borrowing Base, increase the Borrowing Base, change the Base Rate Margin and LIBOR Margins and change the asset sales basket. Specifically, the Credit Agreement is amended in the following respects:

     (a) Section 1 of the Credit Agreement is hereby amended in the following respects:

          (i) The definition of "Base Rate Margin" is hereby deleted and the following new definition substituted in lieu thereof:

          "Base Rate Margin shall be:

               (i) three-eighths of one percent (.375%) per annum whenever the Borrowing Base Usage is equal to or greater than 90%; or

               (ii) one-quarter of one percent (.25%) per annum whenever the Borrowing Base Usage is equal to or greater than 66% but less than 90%; or

               (iii) zero percent (0%) per annum whenever the Borrowing Base Usage is less than 66%."

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          (ii) The definition of "LIBOR Margin" is hereby deleted and the following new definition substituted in lieu thereof:

          "LIBOR Margin shall be:

               (i) two percent (2%) per annum whenever the Borrowing Base Usage is equal to or greater than 90%;

               (ii) one and three-quarters percent (1.75%) per annum whenever the Borrowing Base Usage is equal to or greater than 66%, but less than 90%;

               (iii) one and one-half percent (1.50%) per annum whenever the Borrowing Base Usage is less than 66%."

          (iii) The definition of "Maturity Date" is hereby deleted and the following new definition and substituted in lieu thereof:

          "Maturity Date shall mean August 31, 2004."

     (b) Section 7(b) of the Credit Agreement is hereby amended by deleting therefrom in its entirety the fifth sentence from the end of said Section 7(b) and substituting the following new sentence in lieu thereof:

         "The redetermined Borrowing Base shall be then determined based upon the weighted arithmetic average of the proposed amount submitted by each Lender, excluding the highest and lowest Borrowing Base determined among the individual Lenders."

     (c) Section 13(a) is hereby amended by deleting Subsection (ii) therefrom in its entirety and substituting the following in lieu thereof:

          "(ii) sell, lease, transfer or otherwise dispose of, in any fiscal year, any of their assets except for (A) sales, leases, transfers or other dispositions made in the ordinary course of Borrowers' oil and gas businesses, (B) sales, leases or transfers or other dispositions made by Borrowers between Borrowing Base Determination Dates which do not exceed an aggregate of ten percent (10%) of the then current Borrowing Base in net proceeds, and (C) other sales, leases, transfer or other dispositions made with the consent of Majority Lenders which are made pursuant to, and in full compliance with, Section 12(r) hereof;"

As of the date of this letter amendment, the Borrowing Base shall be $160,000,000 until redetermined pursuant to the provisions of Section 7(b) of the Credit Agreement.

The Lenders hereby confirm that they have received notice that ENEX Resources Corporation merged into 3TEC Energy Corporation effective January 31, 2002, and 3TEC/CRI Corporation merged into 3TEC Energy Corporation effective August 8, 2002.

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Accordingly, the term "Borrowers" as used herein and in the Credit Agreement shall hereafter mean only 3TEC Energy Corporation.

Except to the extent that its provisions are specifically amended, modified or superseded by this and by prior amendments thereto, the representations, warranties and affirmative and negative covenants of the Borrowers contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrowers hereby restate and reaffirm each and every term and provision of the Credit Agreement, as amended, (except to the extent such terms and provisions relate solely to an earlier date), including, without limitation, all representations, warranties and affirmative and negative covenants.

If the foregoing meets with your approval, please execute this letter at the place indicated below and return an executed copy to the Agent. This Amendment shall not be effective until it is executed by the Borrowers and by Majority Lenders (as defined in the Credit Agreement).

                                           Very truly yours,

                                           BANK ONE, NA
                                           Administrative Agent
                                           (Main Office Chicago)


                                           By: /s/ Ronald L. Dierker
                                                   Ronald L. Dierker
RLD/jat                                            Director,Capital Markets

APPROVED THIS 30th DAY
OF SEPTEMBER, 2002

BORROWERS:

3TEC ENERGY CORPORATION
a Delaware corporation

By: /s/ Shane M. Bayless
Name: Shane M. Bayless
Title: VP - Controller & Treasurer

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LENDERS:

BANK ONE, NA
(Main Office Chicago)
as Administrative Agent and as a Lender

By: /s/ Ronald L. Dierker
        Ronald L. Dierker
        Director, Capital Markets

THE BANK OF NOVA SCOTIA

By: /s/ M.D. Smith
Name: M.D. Smith
Title: Agent

UNION BANK OF CALIFORNIA, N.A.

By: /s/ Carl Stutzman
Name: Carl Stutzman
Title: Senior Vice President and Manager

By: /s/ Dustin Gaspari
Name: Dustin Gaspari
Title: Vice President

BMO NESBITT BURNS FINANCING, INC.
as Syndication Agent and a Lender

By: /s/ Cahal B. Carmody
Name: Cahal B. Carmody
Title: Vice President

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WELLS FARGO BANK TEXAS,
NATIONAL ASSOCIATION

By: /s/ Jeff Dalton
Name: Jeff Dalton


CIBC, INC.

By: /s/ Nora Q. Catiis
Name: Nora Q. Catiis
Title: Authorized Signatory

COMERICA BANK-TEXAS

By: /s/ Daniel G. Steele
Name: Daniel G. Steele
Title: Sr. Vice President

FLEET NATIONAL BANK

By: /s/ Daniel S. Schockling
Name: Daniel S. Schockling
Title: Director